				Attachment 1
Eaton Vance Corp.
Consolidated Ending Assets under Management and Net Flows by Investment Mandate
(in millions)

	Three Months Ended				Fiscal Year Ended
	January 31,	April 30,	July 31,	October 31,	October 31,
	2019	2019	2019	2019	2019
Equity assets – beginning of period(1)	$115,772	$116,990	$125,869	$128,996	$115,772
Sales and other inflows	6,220	5,050	6,749	6,833	24,852
Redemptions/outflows	(5,461)	(4,570)	(5,130)	(4,861)	(20,022)
Net flows	759	480	1,619	1,972	4,830
Exchanges	(108)	150	(43)	(9)	(10)
Market value change	567	8,249	1,551	936	11,303
Equity assets – end of period	$116,990	$125,869	$128,996	$131,895	$131,895
Fixed income assets – beginning of period(2)	54,339	56,910	58,531	60,968	54,339
Sales and other inflows	6,545	5,237	5,237	5,334	22,353
Redemptions/outflows	(4,866)	(4,452)	(3,495)	(4,193)	(17,006)
Net flows	1,679	785	1,742	1,141	5,347
Exchanges	326	71	69	161	627
Market value change	566	765	626	108	2,065
Fixed income assets – end of period	$56,910	$58,531	$60,968	$62,378	$62,378
Floating-rate income assets – beginning of period	44,837	40,943	39,750	38,339	44,837
Sales and other inflows	3,566	2,079	1,772	1,289	8,706
Redemptions/outflows	(6,478)	(3,657)	(2,963)	(3,890)	(16,988)
Net flows	(2,912)	(1,578)	(1,191)	(2,601)	(8,282)
Exchanges	(266)	(57)	(38)	(67)	(428)
Market value change	(716)	442	(182)	(568)	(1,024)
Floating-rate income assets – end of period	$40,943	$39,750	$38,339	$35,103	$35,103
Alternative assets – beginning of period(3)	12,139	9,991	9,409	9,031	12,139
Sales and other inflows	1,044	802	466	405	2,717
Redemptions/outflows	(3,264)	(1,275)	(1,109)	(970)	(6,618)
Net flows	(2,220)	(473)	(643)	(565)	(3,901)
Exchanges	(27)	(149)	9	(88)	(255)
Market value change	99	40	256	(6)	389
Alternative assets – end of period	$9,991	$9,409	$9,031	$8,372	$8,372
Parametric custom portfolios assets – beginning of period(4)	134,345	141,050	153,604	159,067	134,345
Sales and other inflows	10,164	9,099	9,236	8,358	36,857
Redemptions/outflows	(5,300)	(5,696)	(5,449)	(5,496)	(21,941)
Net flows	4,864	3,403	3,787	2,862	14,916
Exchanges	75	(22)	3	2	58
Market value change	1,766	9,173	1,673	2,964	15,576
Parametric custom portfolios assets – end of period	$141,050	$153,604	$159,067	$164,895	$164,895
Parametric overlay services assets – beginning of period(5)	77,871	78,768	82,775	86,379	77,871
Sales and other inflows	17,122	14,559	17,307	24,388	73,376
Redemptions/outflows	(17,808)	(12,544)	(14,611)	(17,400)	(62,363)
Net flows	(686)	2,015	2,696	6,988	11,013
Market value change	1,583	1,992	908	1,422	5,905
Parametric overlay services assets – end of period	$78,768	$82,775	$86,379	$94,789	$94,789
Total assets under management – beginning of period	439,303	444,652	469,938	482,780	439,303
Sales and other inflows	44,661	36,826	40,767	46,607	168,861
Redemptions/outflows	(43,177)	(32,194)	(32,757)	(36,810)	(144,938)
Net flows	1,484	4,632	8,010	9,797	23,923
Exchanges	-	(7)	-	(1)	(8)
Market value change	3,865	20,661	4,832	4,856	34,214
Total assets under management – end of period	$444,652	$469,938	$482,780	$497,432	$497,432

(1) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(2) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(3) Consists of absolute return, commodity and currency mandates.

(4) Equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(5) Formerly "exposure management."

				Attachment 2
Eaton Vance Corp.
Consolidated Ending Assets under Management by Investment Mandate
(in millions)

	January 31,	April 30,	July 31,	October 31,
	2019	2019	2019	2019
Equity(1)	$116,990	$125,869	$128,996	$131,895
Fixed income(2)	56,910	58,531	60,968	62,378
Floating-rate income	40,943	39,750	38,339	35,103
Alternative(3)	9,991	9,409	9,031	8,372
Parametric custom portfolios(4)	141,050	153,604	159,067	164,895
Parametric overlay services(5)	78,768	82,775	86,379	94,789
Total	$444,652	$469,938	$482,780	$497,432

(1) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(2) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(3) Consists of absolute return, commodity and currency mandates.

(4) Equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(5) Formerly "exposure management."

				Attachment 3
Eaton Vance Corp.
Consolidated Ending Assets under Management by Investment Affiliate(1)
(in millions)

	January 31,	April 30,	July 31,	October 31,
	2019	2019	2019	2019
Eaton Vance Management(2)(3)	$143,473	$147,602	$148,379	$146,628
Parametric(3)	264,945	282,169	292,212	306,907
Atlanta Capital(4)	20,833	23,019	23,978	24,100
Calvert(5)	15,401	17,148	18,211	19,797
Total	$444,652	$469,938	$482,780	$497,432

(1) In the first quarter of fiscal 2020, the Company changed its policy for reporting managed assets of investment portfolios overseen by multiple Eaton Vance affiliates to base classification on the strategy's primary identity. In conjunction with this change, managed assets of $2.4 billion, $2.7 billion, $3.0 billion and $3.5 billion as of January 31, 2019, April 30, 2019, July 31, 2019 and October 31, 2019, respectively, were reclassified from Atlanta Capital to Calvert and managed assets of $2.6 billion as of January 31, 2019 and $2.8 billion as of each period ended April 30, 2019, July 31, 2019 and October 31, 2019 were reclassified from Parametric to Eaton Vance Management.

(2) Includes managed assets of Eaton Vance-sponsored funds and separate accounts managed by Hexavest and unaffiliated third-party advisers under Eaton Vance supervision.

(3) In the first quarter of fiscal 2020, management responsibilities for the Company‘s systematically managed fixed income strategies were shifted from Eaton Vance Management to Parametric. Managed assets of the reassigned strategies were $37.4 billion, $39.8 billion, $42.5 billion and $43.9 billion, respectively, as of January 31, 2019, April 30, 2019, July 31, 2019 and October 31, 2019.

(4) Excludes managed assets of Calvert Equity Fund, which is sub-advised by Atlanta Capital. Including Calvert Equity Fund, the managed assets of Atlanta Capital were $23.2 billion, $25.8 billion, $27.0 billion and $27.6 billion, respectively, as of January 31, 2019, April 30, 2019, July 31, 2019 and October 31, 2019.

(5) Includes managed assets of Calvert Equity Fund, which is sub-advised by Atlanta Capital, and Calvert-sponsored funds managed by unaffiliated third-party advisers under Calvert supervision.

Attachment 4
Eaton Vance Corp.
Average Annualized Management Fee Rates by Investment Mandate(1)
(in basis points on average managed assets)

	Three Months Ended
	January 31,	April 30,	July 31,	October 31,
	2019	2019	2019	2019
Equity(2)	56.9	57.1	57.1	56.2
Fixed income(3)	41.8	41.7	41.6	41.6
Floating-rate income	50.0	50.0	49.7	49.3
Alternative(4)	58.3	59.4	66.9	62.7
Parametric custom portfolios(5)	14.4	14.6	15.0	14.8
Parametric overlay services(6)	5.2	5.3	5.2	4.9
Total	32.0	31.8	31.8	30.8

(1) Excludes performance-based fees, which were $(0.3) million in the three months ended January 31, 2019, $1.8 million in the three months ended April 30, 2019, $0.1 million in the three months ended July 31, 2019 and $0.1 million in the three months ended October 31, 2019.

(2) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(3) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(4) Consists of absolute return, commodity and currency mandates.

(5) Includes equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(6) Formerly "exposure management."

Attachment 5
Eaton Vance Corp.
Consolidated Average Assets under Management by Investment Mandate
(in millions)

	Three Months Ended
	January 31,	April 30,	July 31,	October 31,
	2019	2019	2019	2019
Equity(1)	$114,888	$121,224	$125,483	$129,797
Fixed income(2)	55,191	57,778	59,870	61,825
Floating-rate income	42,702	40,330	39,100	36,814
Alternative(3)	11,013	9,733	9,111	8,615
Parametric custom portfolios(4)	135,931	147,134	154,161	160,749
Parametric overlay services(5)	77,685	80,011	83,289	91,148
Total	$437,410	$456,210	$471,014	$488,948

(1) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(2) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(3) Consists of absolute return, commodity and currency mandates.

(4) Equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(5) Formerly "exposure management."

Attachment 6
Eaton Vance Corp.
Average Management Fee Rates by Investment Mandate(1)
(in basis points on average managed assets)

	Fiscal Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2015(2)	2016(2)	2017	2018	2019
Equity(3)	64.0	62.5	61.2	58.9	56.9
Fixed income(4)	45.3	44.1	43.8	42.5	41.7
Floating-rate income	53.2	51.8	51.6	50.6	49.7
Alternative(5)	60.1	61.3	62.3	64.8	61.4
Parametric custom portfolios(6)	15.5	14.9	14.7	14.6	14.8
Parametric overlay services(7)	5.4	5.1	5.2	5.2	5.1
Total	39.1	35.6	34.2	33.0	31.6

(1) Excludes performance-based fees, which were $3.7 million, $3.4 million, $0.4 million, $(1.7) million and $1.7 million in the fiscal years ended October 31, 2015, 2016, 2017, 2018 and 2019, respectively.

(2) The change in rates from those previously disclosed is due to the Company’s retrospective adoption of ASU 2014-09 on November 1, 2018. Fund subsidies previously included as a component of fund-related expenses are now presented as a contra-revenue component of management fees.

(3) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(4) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(5) Consists of absolute return, commodity and currency mandates.

(6) Includes equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(7) Formerly "exposure management."

Attachment 7
Eaton Vance Corp.
Consolidated Average Assets under Management by Investment Mandate
(in millions)

	Fiscal Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2015	2016	2017	2018	2019
Equity(1)	$93,264	$88,711	$103,660	$119,147	$122,593
Fixed income(2)	44,619	47,777	52,143	53,885	58,634
Floating-rate income	38,151	32,759	36,107	41,677	39,750
Alternative(3)	10,722	10,105	11,419	13,129	9,651
Parametric custom portfolios(4)	57,445	74,328	100,519	129,742	149,091
Parametric overlay services(5)	59,569	67,180	78,544	84,808	83,124
Total	$303,770	$320,860	$382,392	$442,388	$462,843

(1) Includes balanced and other multi-asset mandates. Excludes equity mandates reported as Parametric custom portfolios.

(2) Includes cash management mandates. Excludes benchmark-based fixed income separate accounts reported as Parametric custom portfolios. Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(3) Consists of absolute return, commodity and currency mandates.

(4) Equity, fixed income and multi-asset separate accounts managed by Parametric for which customization is a primary feature; other Parametric strategies may also be customized. Formerly “portfolio implementation.” Amounts have been revised to reflect the reclassification of benchmark-based fixed income separate accounts from fixed income to Parametric custom portfolios.

(5) Formerly "exposure management."